LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

$21,660,956 (Approximate Offered Amount)

Lehman ABS Corporation Mortgage Pass-Through

Certificates, SERIES 2003-1

SENIOR/SUBORDINATE CERTIFICATES

To 20% Call
			Est. WAL (3) (yrs.)	Payment Window (3) (mos.)	Initial C/E (4) (%)	Legal Final Maturity	Expected Ratings (S&P/ Moody’ s)(5)
Class	Approx. Size ($) (l)	Coupon (2)
A1*(6)	$403,053,000	5.00%	3.55	1-85	5.10%	December 25, 2033	AAA/ Aaa
M1 (6)(7)	$8,494,000	LIBOR + 0.75%	5.75	39-85	3.10%	December 25, 2033	AA/Aa2
M2 (6) (7)	$7,432,494	LIBOR + 1.25%	5.75	39-85	1.35%	December 25, 2033	A/A2
M3 (6) (7)	$5,734,462	LIBOR + 2.75%	5.75	39-85	0.00%	December 25, 2033	BBB/N/A

* The Class A1 Certificate is not being offered in this set of marketing materials.

(1)

Subject to a permitted variance of ± 5% in aggregate.

(2)

If the optional redemption is not exercised as specified in the “20% Optional Redemption” section, the interest rate for the Class Al Certificate will increase by 50 bps, and the margin for each Class of Subordinate Certificates will double. The Coupons for all Certificates are subject to a Net Funds Cap.

(3)

The Certificates will be priced assuming 100% of the Prepayment Assumption (“PPC”). 100% of the Prepayment Assumption assumes that prepayments start at 6% CPR in the first month following loan origination and will increase by approximately 1.27% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(4)

Other than the credit enhancement percentage, initial excess spread of approximately [ 1.15%] will provide additional credit support.

(5)

S&P will rate all Certificates. All of the Certificates, except for the Class M3, will also be rated by Moody’ s.

(6)

The Class A1 Certificate is the Senior Certificate, Classes Ml, M2, and M3 are the Subordinate Certificates.

(7)

Accrued interest will not be applied to the Subordinate Certificates (i.e. Classes M1, M2, and M3 will settle flat).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS		RESIDENTIAL MORTGAGE FINANCE

To Maturity
Class	Approx. size ($) (l)	Coupon (2)	Est. WAL (3) (yrs.)	Payment Window (3) (mos.)	Initial C/E (4) (%)	Legal Final Maturity	Expected Ratings (S&P/ Moody’s)(5)
A1*(6)	$403,053,000	5.00%	4.21	1-230	5.10%	December 25, 2033	AAA/ Aaa
M1(6)(7)	$8,494,000	LIBOR + 0.75%	7.16	39-230	3.10%	December 25, 2033	AA/Aa2
M2(6)(7)	$7,432,494	LIBOR + 1.25%	7.16	39-230	1.35%	December 25, 2033	A/A2
M3(6)(7)	$5,734,462	LIBOR + 2.75%	7.16	39-230	0.00%	December 25, 2033	BBB/N/A

* The Class A1 Certificate is not being offered in this set of marketing materials.

(1)

Subject to a permitted variance of + 5% in aggregate.

(2)

If the optional redemption is not exercised as specified in the “20% Optional Redemption” section, the interest rate for the Class Al Certificate will increase by 50 bps, and the margin for each Class of Subordinate Certificates will double. The Coupons for all Certificates are subject to a Net Funds Cap.

(3)

The Certificates will be priced assuming 100% of the Prepayment Assumption (“PPC”). 100% of the Prepayment Assumption assumes that prepayments start at 6% CPR in the first month following loan origination and will increase by approximately 1.27% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(4)

Other than the credit enhancement percentage, initial excess spread of approximately [ 1.15%] will provide additional credit support.

(5)

S&P will rate all Certificates. All of the Certificates, except for the Class M3, will also be rated by Moody’s.

(6)

The Class A1 Certificate is the Senior Certificate; Classes Ml, M2, and M3 are the Subordinate Certificates.

(7)

Accrued interest will not be applied to the Subordinate Certificates (i.e. Classes M1, M2, and M3 will settle flat).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

Summary of Terms

Issuer:	Lehman ABS Corporation, Mortgage Pass-Through Trust 2003-1
Depositor:	Lehman ABS Corporation
Trustee:	LaSalle Bank National Association
Master Servicer:	Aurora Loan Services Inc.
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day. The first Distribution
Date will occur on December 26, 2003.
Cut-Off Date:	November 1, 2003
Expected Closing Date:	November 28, 2003
Expected Settlement Date:	November 28, 2003, through DTC, Euroclear or Cedel Bank
Delay Days:	24 day delay for the Class A1 Certificate; 0 day delay for the Subordinate
Certificates
Day Count:	30/360 for the Class A1 Certificate; Actual/360 for the Subordinate Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	The Servicing Fee is 0.25% of the pool principal balance annually for 88.27% of the mortgage loans and 0.375% of the pool principal balance annually for 11.73% of the mortgage
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments of $1 in excess thereof for the Class A 1
Certificate. Minimum $100,000; increments of $1,000 in excess thereof for the
Classes M1, M2 and M3 Certificates.
SMMEA Eligibility:	All classes, other than Classes M2 and M3, are expected to be SMMEA eligible.
ERISA Eligibility:	The Classes A1, M1, M2, and M3 Certificates are expected to be ERISA eligible.

Tax Status:	REMIC for Federal income tax purposes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

Principal Payment Priority

Prior to the Stepdown Date or whenever a Trigger Event is in effect, all principal will be paid sequentially to the Certificates as follows:

(I)

To the Class Al Certificate; and

(II)

Sequentially, to the Class Ml, Class M2, and Class M3 Certificates.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, principal will be first allocated to the Class Al Certificate so that the Senior Enhancement Percentage equals two times the original Senior Enhancement Percentage. Principal will then be allocated to the Class Ml, Class M2, and Class M3 Certificates sequentially so that the credit enhancement behind each such class equals two times the respective original credit enhancement percentage for each class, as a product of the current loan balance.

Please Note: if the 20% Optional Termination is not exercised on the first possible Distribution Date, all excess interest will be allocated as principal to the Certificate holders as described in (I) and (II) until the Certificates are reduced to zero.

The “Principal Remittance Amount” for any Distribution Date will be equal to (a) the sum of (1) all principal collected (other than in connection with payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period by the related Servicer or the Master Servicer (less unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee with respect to such Mortgage Loans, to the extent allocable to principal), (2) the principal portion of all prepayments in full or in part received on the Mortgage Loans during the related Prepayment Period, (3) the outstanding principal balance of each Mortgage Loan that was repurchased by the Seller during the related Prepayment Period (less unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee (solely in its capacity as successor Master Servicer) with respect to such Mortgage Loans, to the extent allocable to principal), (4) the principal portion of any Substitution Amount paid with respect to any replaced Mortgage Loans during the related Prepayment Period allocable to principal, and (5) all Net Liquidation Proceeds, Insurance Proceeds and any other recoveries collected with respect to the Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, minus (b) any other costs, expenses or liabilities reimbursable to the Master Servicer, a Servicer or the Trustee from the Interest Remittance Amount and not reimbursed therefrom or otherwise.

The “Senior Principal Remittance Amount” for any Distribution Date will be equal to (a) prior to the Stepdown Date or if a Trigger Event is in effect with respect to such Distribution Date, 100% of the Principal Remittance Amount and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the amount, if any, by which (x) the Class Principal Amount of the Class Al Certificate immediately prior to that Distribution Date exceeds (y) the Senior Target Amount (as defined herein).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

The “Senior Target Amount” for any Distribution Date will be equal to (a) the product of (i) approximately [89.80%] and (ii) the Pool Balance for such Distribution Date.

The “Stepdown Date” is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th distribution date.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M1, Class M2, and Class M3 Certificates, and the denominator of which is the aggregate loan balance after giving effect to distributions on that Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

Interest Payment Priority

The Interest Rates for the Classes Al, Ml, M2, and M3 for any Accrual Period will equal the lesser of (i) the rates stated or described on pages 1 and 2 and (ii) the Net Funds Cap (as defined herein). Interest for the Class Al Certificate will be calculated on a 30/360 basis. Interest for the Subordinate Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the Class Al Certificate on each Distribution Date will be the calendar month immediately preceding the month in which the related Distribution Date occurs. The “Accrual Period” for the Subordinate Certificates for each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or the closing date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

The interest remittance amount for each Distribution Date will be allocated in the following Priority, to:

(1)

Pay Current Interest and then to pay Carryforward Interest to the Class A 1 Certificates;

(2)

Pay the Class Al Certificates accrued and unpaid interest on any Deferred Amounts previously allocated to such class, and then to pay any Deferred Amounts previously allocated to such class;

(3)

Pay Current Interest and then pay Carryforward interest to Classes Ml, M2, and M3 (the “Subordinate Classes”), sequentially;

(4)

Pay the Trustee and the Master Servicer, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(5)

Any interest remaining after the application of (1) through (4) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the Principal Payment Priority in effect for such Distribution Date;

(6)

Pay to the Class Al Certificates any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(7)

Pay sequentially to Classes Ml, M2, and M3 Certificates any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(8)

Sequentially, to the Classes Ml, M2, and M3, any Deferred Amounts;

(9)

Pay the holders of the Class X; and

(10)

All remaining amounts to the holder of the Class R Certificates.

Following termination of the transaction, including an Optional Redemption or Clean-up Call, the Certificateholders will not be entitled to distributions of any kind, including the reimbursement of Carryforward Interest, Net Funds Cap Shortfall amounts, and Deferred Amounts remaining.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

Current Interest

“Current Interest” for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to the weighted average Net Mortgage Rate multiplied by (x) with respect to the Subordinate Certificates, a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period, provided that with respect to the Class A1 Certificate clause (x) will be equal to 1. The expected Net Funds Cap schedule is attached as Appendix I.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate and the Mortgage Insurance Fee Rate (if applicable).

Net Funds Cap Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class calculated using the rate stated or described on pages 1 and 2 exceeds (b) the amount of interest of such class calculated using the Net Funds Cap (such excess, a “Net Funds Cap Shortfall”), that Class will be entitled to the amount of such Net Funds Cap Shortfall and any Unpaid Net Funds Cap Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions. The “Unpaid Net Funds Cap Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Net Funds Cap Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Net Funds Cap Shortfalls on or prior to such Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, the Class M3 Certificates, the Class M2 Certificates, the Class M1 Certificates, and then the Class A1 Certificates. Any Applied Loss Amounts allocated to the Senior Certificate will become Deferred Amounts (as defined herein). The allocation of losses to a class will result in a write-down of its principal amount and is referred to as an “Applied Loss Amount.”

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

20% Optional Redemption

The transaction can be called by the Class C Certificates on any Distribution Date on which the aggregate principal balance of the loans is reduced to less than or equal to 20% of the Cut-off Date loan principal balance, provided that the Class C holder cannot exercise this option before the Distribution Date in December 2005. If after the Distribution Date occurring in December 2005, the optional redemption is not exercised by the Class C holder on the first possible Distribution Date, then, beginning with the following Distribution Date, the interest rate for the Class A1 Certificates will increase by 50 bps and the interest rate for each Class of Subordinate Certificates will increase by 75 bps.

Please Note: if the 20% Optional Termination is not exercised on the first possible Distribution Date, all excess interest will be allocated as principal to the Certificate holders as described in the ‘Principal Payment Priority’  section, clauses (I) and (II), until the Certificates are reduced to zero.

10% Clean-up Call

If the Class C holder does not exercise its 20% Optional Redemption, the Master Servicer, Aurora Loan Services Inc. (“Aurora,” an affiliate of Lehman Brothers), will have the option to call the transaction on any Distribution Date on which the aggregate principal balance of the loans is reduced to less than or equal to 10% of the Cut-off Date loan principal balance. The Master Servicer can only exercise this option with the consent of the Class C holders.

Origination and Servicing

The majority of the Mortgage Loans were originated by Aurora [59.69%] and SIB Mortgage [22.78%]. [62.28%] of the Mortgage Loans will be serviced by Aurora.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

Credit Enhancement

Subordination

The Class A1 Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Class A 1 Certificate will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution. The Class M1 Certificates will be senior in right of priority to the Class M2 Certificates and Class M3 Certificates. Similarly, the Class M2 Certificates will be senior in right of priority to the Class M3 Certificates. If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Certificates will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class M3 Certificates, Class M2 Certificates, Class M1 Certificates, and then the Class A 1 Certificates have been reduced to zero.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if (i) the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [55%] of the Senior Enhancement Percentage for that Distribution Date or (ii) a Cumulative Loss Trigger Event has occurred.

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance (as defined herein), exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date	Loss Percentage
December 2006 through November 2007	[1.00%]
December 2007 through November 2008	[1.75%]
December 2008 through November 2009	[2.50%]
December 2009 through November 2010	[2.75%]
December 2010 and thereafter	[3.75%]

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates, respectively) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

A1
Aaa/AAA	Principal will be paid to the Class A1 Certificate.
5.00%
M1	While the Class A1 Certificate is outstanding, the subordinate certificates will not receive payments of principal for the first 36 months or if a Trigger Event is in effect.
Aa2/AA
5.25%
M2
A2/A
5.25%
M3
Baal/N/A
5.25%
Excess Interest
Initially [ 1.00% ]

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

Contacts
MBS Trading and Structuring	Khalil Kanaan	(212) 526-8320
	Rich McKinney	(212) 526-8320
MBS Finance	Joe Kelly	(212) 526-4274
	Brian Lin	(212) 526-0876
	Vanessa Farnsworth	(212) 526-6773
MBS Modeling	Sei-Hyong Park	(212) 526-0203

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS FINANCE		RESIDENTIAL MORTGAGE APPENDIX I

Period	Net Funds Cap (Subordinates)
1	6.03%	45	5.83%
2	5.83	46	5.83
3	5.83	47	6.02
4	6.23	48	5.83
5	5.83	49	6.02
6	6.03	50	5.83
7	5.83	51	5.83
8	6.03	52	6.23
9	5.83	53	5.83
10	5.83	54	6.02
11	6.03	55	5.83
12	5.83	56	6.02
13	6.03	57	5.83
14	5.83	58	5.83
15	5.83	59	6.02
16	6.46	60	5.83
17	5.83	61	6.02
18	6.03	62	5.83
19	5.83	63	5.83
20	6.03	64	6.45
21	5.83	65	5.83
22	5.83	66	6.02
23	6.03	67	5.83
24	5.83	68	6.02
25	6.03	69	5.83
26	5.83	70	5.83
27	5.83	71	6.02
28	6.46	72	5.83
29	5.83	73	6.02
30	6.03	74	5.83
31	5.83	75	5.83
32	6.03	76	6.45
33	5.83	77	5.83
34	5.83	78	6.02
35	6.03	79	5.83
36	5.83	80	6.02
37	6.03	81	5.83
38	5.83	82	5.83
39	5.83	83	6.02
40	6.46	84	5.83
41	5.83	85	6.02
42	6.03
43	5.83
44	6.03

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS FINANCE		RESIDENTIAL MORTGAGE APPENDIX I

Period	Net Funds Cap (Class Al)
1	6.03%	45	6.03%
2	6.03	46	6.03
3	6.03	47	6.02
4	6.03	48	6.02
5	6.03	49	6.02
6	6.03	50	6.02
7	6.03	51	6.02
8	6.03	52	6.02
9	6.03	53	6.02
10	6.03	54	6.02
11	6.03	55	6.02
12	6.03	56	6.02
13	6.03	57	6.02
14	6.03	58	6.02
15	6.03	59	6.02
16	6.03	60	6.02
17	6.03	61	6.02
18	6.03	62	6.02
19	6.03	63	6.02
20	6.03	64	6.02
21	6.03	65	6.02
22	6.03	66	6.02
23	6.03	67	6.02
24	6.03	68	6.02
25	6.03	69	6.02
26	6.03	70	6.02
27	6.03	71	6.02
28	6.03	72	6.02
29	6.03	73	6.02
30	6.03	74	6.02
31	6.03	75	6.02
32	6.03	76	6.02
33	6.03	77	6.02
34	6.03	78	6.02
35	6.03	79	6.02
36	6.03	80	6.02
37	6.03	81	6.02
38	6.03	82	6.02
39	6.03	83	6.02
40	6.03	84	6.02
41	6.03	85	6.02
42	6.03
43	6.03
44	6.03

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

$21,660,956 (Approximate Offered Amount)

Lehman ABS Corporation Mortgage Pass-Through

Certificates, SERIES 2003-1

SENIOR/SUBORDINATE CERTIFICATES

To 20% Call
		Coupon (Z)	Est. WAL (3) (yrs.)	Payment Window (3) (mos.)	Initial C/E (4) (%)	Legal Final Maturity	Expected Ratings (S&P/ Moody’ s)(5)
Class	Approx. Size ($) (l)
A1*(6)	$403,053,000	5.00%	3.55	1-85	5.10%	December 25, 2033	AAA/ Aaa
M1 (6)	$8,494,000	5.25%	5.75	39-85	3.10%	December 25, 2033	AA/Aa2
M2 (6)	$7,432,494	5.25%	5.75	39-85	1.35%	December 25, 2033	A/A2
M3 (6)	$5,734,462	5.25%	5.75	39-85	0.00%	December 25, 2033	BBB/N/A

* The Class A1 Certificate is not being offered in this set of marketing materials.

(1)

Subject to a permitted variance of ± 5% in aggregate.

(2)

If the optional redemption is not exercised as specified in the “20% Optional Redemption” section, the interest rate for the Class Al Certificate will increase by 50 bps, and the margin for each Class of Subordinate Certificates will double. The Coupons for all Certificates are subject to a Net Funds Cap.

(3)

The Certificates will be priced assuming 100% of the Prepayment Assumption (“PPC”). 100% of the Prepayment Assumption assumes that prepayments start at 6% CPR in the first month following loan origination and will increase by approximately 1.27% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(4)

Other than the credit enhancement percentage, initial excess spread of approximately [ 1.15%] will provide additional credit support.

(5)

S&P will rate all Certificates. All of the Certificates, except for the Class M3, will also be rated by Moody’ s.

(6)

The Class A1 Certificate is the Senior Certificate, Classes Ml, M2, and M3 are the Subordinate Certificates.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS		RESIDENTIAL MORTGAGE FINANCE

To Maturity
Class	Approx. size ($) (l)	Coupon (2)	Est. WAL (3) (yrs.)	Payment Window (3) (mos.)	Initial C/E (4) (%)	Legal Final Maturity	Expected Ratings (S&P/ Moody’s)(5)
A1*(6)	$403,053,000	5.00%	4.23	1-241	5.10%	December 25, 2033	AAA/ Aaa
M1(6)	$8,494,000	5.25%	7.20	39-241	3.10%	December 25, 2033	AA/Aa2
M2(6)	$7,432,494	5.25%	7.20	39-241	1.35%	December 25, 2033	A/A2
M3(6)	$5,734,462	5.25%	7.20	39-241	0.00%	December 25, 2033	BBB/N/A

* The Class A1 Certificate is not being offered in this set of marketing materials.

(1)

Subject to a permitted variance of + 5% in aggregate.

(2)

If the optional redemption is not exercised as specified in the “20% Optional Redemption” section, the interest rate for the Class Al Certificate will increase by 50 bps, and the margin for each Class of Subordinate Certificates will double. The Coupons for all Certificates are subject to a Net Funds Cap.

(3)

The Certificates will be priced assuming 100% of the Prepayment Assumption (“PPC”). 100% of the Prepayment Assumption assumes that prepayments start at 6% CPR in the first month following loan origination and will increase by approximately 1.27% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(4)

Other than the credit enhancement percentage, initial excess spread of approximately [ 1.00%] will provide additional credit support.

(5)

S&P will rate all Certificates. All of the Certificates, except for the Class M3, will also be rated by Moody’s.

(6)

The Class A1 Certificate is the Senior Certificate; Classes Ml, M2, and M3 are the Subordinate Certificates.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

Summary of Terms

Issuer:	Lehman ABS Corporation, Mortgage Pass-Through Trust 2003-1
Depositor:	Lehman ABS Corporation
Trustee:	LaSalle Bank National Association
Master Servicer:	Aurora Loan Services Inc.
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day. The first Distribution
Date will occur on December 26, 2003.
Cut-Off Date:	November 1, 2003
Expected Closing Date:	November 28, 2003
Expected Settlement Date:	November 28, 2003, through DTC, Euroclear or Cedel Bank
Delay Days:	24 day delay
Day Count:	30/360 for all classes
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	The Servicing Fee is 0.25% of the pool principal balance annually for 88.27% of the mortgage loans and 0.375% of the pool principal balance annually for 11.73% of the mortgage
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments of $1 in excess thereof for the Class A 1
Certificate. Minimum $100,000; increments of $1,000 in excess thereof for the
Classes M1, M2 and M3 Certificates.
SMMEA Eligibility:	All classes, other than Classes M2 and M3, are expected to be SMMEA eligible.
ERISA Eligibility:	The Classes A1, M1, M2, and M3 Certificates are expected to be ERISA eligible.

Tax Status:	REMIC for Federal income tax purposes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

Principal Payment Priority

Prior to the Stepdown Date or whenever a Trigger Event is in effect, all principal will be paid sequentially to the Certificates as follows:

(I)

To the Class Al Certificate; and

(II)

Sequentially, to the Class Ml, Class M2, and Class M3 Certificates.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, principal will be first allocated to the Class Al Certificate so that the Senior Enhancement Percentage equals two times the original Senior Enhancement Percentage. Principal will then be allocated to the Class Ml, Class M2, and Class M3 Certificates sequentially so that the credit enhancement behind each such class equals two times the respective original credit enhancement percentage for each class, as a product of the current loan balance.

Please Note: if the 20% Optional Termination is not exercised on the first possible Distribution Date, all excess interest will be allocated as principal to the Certificate holders as described in (I) and (II) until the Certificates are reduced to zero.

The “Principal Remittance Amount” for any Distribution Date will be equal to (a) the sum of (1) all principal collected (other than in connection with payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period by the related Servicer or the Master Servicer (less unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee with respect to such Mortgage Loans, to the extent allocable to principal), (2) the principal portion of all prepayments in full or in part received on the Mortgage Loans during the related Prepayment Period, (3) the outstanding principal balance of each Mortgage Loan that was repurchased by the Seller during the related Prepayment Period (less unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee (solely in its capacity as successor Master Servicer) with respect to such Mortgage Loans, to the extent allocable to principal), (4) the principal portion of any Substitution Amount paid with respect to any replaced Mortgage Loans during the related Prepayment Period allocable to principal, and (5) all Net Liquidation Proceeds, Insurance Proceeds and any other recoveries collected with respect to the Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, minus (b) any other costs, expenses or liabilities reimbursable to the Master Servicer, a Servicer or the Trustee from the Interest Remittance Amount and not reimbursed therefrom or otherwise.

The “Senior Principal Remittance Amount” for any Distribution Date will be equal to (a) prior to the Stepdown Date or if a Trigger Event is in effect with respect to such Distribution Date, 100% of the Principal Remittance Amount and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the amount, if any, by which (x) the Class Principal Amount of the Class Al Certificate immediately prior to that Distribution Date exceeds (y) the Senior Target Amount (as defined herein).

The “Senior Target Amount” for any Distribution Date will be equal to (a) the product of (i) approximately [89.80%] and (ii) the Pool Balance for such Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

The “Stepdown Date” is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th distribution date.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M1, Class M2, and Class M3 Certificates, and the denominator of which is the aggregate loan balance after giving effect to distributions on that Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

Interest Payment Priority

The Interest Rates for the Classes Al, Ml, M2, and M3 for any Accrual Period will equal the lesser of (i) the rates stated or described on pages 1 and 2 and (ii) the Net Funds Cap (as defined herein). Interest for all Classes of Certificates will be calculated on a 30/360 basis.

The “Accrual Period” for any Class of Certificates on each Distribution Date will be the calendar month immediately preceding the month in which the related Distribution Date occurs.

The interest remittance amount for each Distribution Date will be allocated in the following Priority, to:

(1)

Pay Current Interest and then to pay Carryforward Interest to the Class A1 Certificates;

(2)

Pay the Class Al Certificates accrued and unpaid interest on any Deferred Amounts previously allocated to such class, and then to pay any Deferred Amounts previously allocated to such class;

(3)

Pay Current Interest and then pay Carryforward interest to Classes Ml, M2, and M3 (the “Subordinate Classes”), sequentially;

(4)

Pay the Trustee and the Master Servicer, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(5)

Any interest remaining after the application of (1) through (4) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the Principal Payment Priority in effect for such Distribution Date;

(6)

Pay to the Class Al Certificates any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(7)

Pay sequentially to Classes Ml, M2, and M3 Certificates any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(8)

Sequentially, to the Classes Ml, M2, and M3, any Deferred Amounts;

(9)

Pay the holders of the Class X; and

(10)

All remaining amounts to the holder of the Class R Certificates.

Upon termination of the transaction, including an Optional Redemption or Clean-up Call, the Certificateholders will not be entitled to distributions of any kind, including the reimbursement of Carryforward Interest, Net Funds Cap Shortfall amounts, and Deferred Amounts remaining.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

Current Interest

“Current Interest” for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to the weighted average Net Mortgage Rate of the mortgage loans.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate and any Mortgage Insurance Fee Rate, as applicable.

Net Funds Cap Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class calculated using the rate stated or described on pages 1 and 2 exceeds (b) the amount of interest of such class calculated using the Net Funds Cap (such excess, a “Net Funds Cap Shortfall”), that Class will be entitled to the amount of such Net Funds Cap Shortfall and any Unpaid Net Funds Cap Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions. The “Unpaid Net Funds Cap Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Net Funds Cap Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Net Funds Cap Shortfalls on or prior to such Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, the Class M3 Certificates, the Class M2 Certificates, the Class M1 Certificates, and then the Class A1 Certificates. Any Applied Loss Amounts allocated to the Senior Certificate will become Deferred Amounts (as defined herein). The allocation of losses to a class will result in a write-down of its principal amount and is referred to as an “Applied Loss Amount.”

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

20% Optional Redemption

The transaction can be called by the Class C Certificates on any Distribution Date on which the aggregate principal balance of the loans is reduced to less than or equal to 20% of the Cut-off Date loan principal balance, provided that the Class C holder cannot exercise this option before the Distribution Date in December 2005. If after the Distribution Date occurring in December 2005, the optional redemption is not exercised by the Class C holder on the first possible Distribution Date, then, beginning with the following Distribution Date, the interest rate for the Class A1 Certificates will increase by 50 bps and the interest rate for each Class of Subordinate Certificates will increase by 75 bps.

Please Note: if the 20% Optional Termination is not exercised on the first possible Distribution Date, all excess interest will be allocated as principal to the Certificate holders as described in the ‘Principal Payment Priority’ section, clauses (I) and (II), until the Certificates are reduced to zero.

10% Clean-up Call

If the Class C holder does not exercise its 20% Optional Redemption, the Master Servicer, Aurora Loan Services Inc. (“Aurora,” an affiliate of Lehman Brothers), will have the option to call the transaction on any Distribution Date on which the aggregate principal balance of the loans is reduced to less than or equal to 10% of the Cut-off Date loan principal balance. The Master Servicer can only exercise this option with the consent of the Class C holders.

Origination and Servicing

The majority of the Mortgage Loans were originated by Aurora [59.69%] and SIB Mortgage [22.78%]. [62.28%] of the Mortgage Loans will be serviced by Aurora.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

Credit Enhancement

Subordination

The Class A1 Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Class A 1 Certificate will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution. The Class M1 Certificates will be senior in right of priority to the Class M2 Certificates and Class M3 Certificates. Similarly, the Class M2 Certificates will be senior in right of priority to the Class M3 Certificates. If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Certificates will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class M3 Certificates, Class M2 Certificates, Class M1 Certificates, and then the Class A 1 Certificates have been reduced to zero.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if (i) the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [55%] of the Senior Enhancement Percentage for that Distribution Date or (ii) a Cumulative Loss Trigger Event has occurred.

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance (as defined herein), exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date	Loss Percentage
December 2006 through November 2007	[1.00%]
December 2007 through November 2008	[1.75%]
December 2008 through November 2009	[2.50%]
December 2009 through November 2010	[2.75%]
December 2010 and thereafter	[3.75%]

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates, respectively) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

AI
Aaa/AAA	Principal will be paid to the Class A1 Certificate.
5.00%
MI	While the Class A1 Certificate is outstanding, the subordinate certificates will not receive payments of principal for the first 36 months or if a Trigger Event is in effect.
Aa2/AA
5.25%
M2
A2/A
5.25%
M3
Baal/N/A
5.25%
Excess Interest
Initially [ 1.00% ]

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

CONTACTS
MBS Trading and Structuring	Khalil Kanaan	(212) 526-8320
	Rich McKinney	(212) 526-8320
MBS Finance	Joe Kelly	(212) 526-4274
	Brian Lin	(212) 526-0876
	Vanessa Farnsworth	(212) 526-6773
MBS Modeling	Sei-Hyong Park	(212) 526-0203

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read to conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).